UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2005

Auxilium Pharmaceuticals, Inc.

(Exact Name of Registrant Specified in Charter)

Delaware	000-50855	23-3016883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Valley Stream Parkway
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 321-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2005, we entered into a Third Amendment (the “Third Amendment”) to our Manufacturing Agreement with DPT Laboratories, Ltd. (“DPT”), dated as of April 23, 2002 (the “Original Agreement”), as amended in May 2002 (the “First Amendment”) and in June 2004 (the “Second Amendment”) (the Original Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as, the “Manufacturing Agreement”).

Testim, our only marketed product, is manufactured for us by DPT under the terms of the Manufacturing Agreement. The Third Amendment extends the term of the Manufacturing Agreement, which was to expire on December 31, 2005, for an additional 5 years through December 31, 2010. During the term of the Manufacturing Agreement, subject to our right to qualify and order Testim from a back-up supplier, and subject to DPT’s ability to qualify the Lakewood Facility (as defined below), as set forth below, DPT is required to manufacture all of our worldwide commercial requirements of Testim.

DPT is required to use its best efforts to qualify its Lakewood, New Jersey facility (the “Lakewood Facility”) as a secondary site for the production of Testim. Prior to DPT’s qualification of the Lakewood Facility, we are permitted to qualify a back-up supplier and order a specified amount of Testim each year from the back-up supplier. Upon DPT’s qualification of the Lakewood Facility, we will no longer be permitted to order commercial supply of Testim from the back-up supplier. Notwithstanding the foregoing, in the event that DPT is unable to meet our Testim supply requirement, Testim may be manufactured for us by a back-up supplier.

The Third Amendment provides that DPT may utilize equipment owned by us and located in a DPT facility for the production of non-testosterone products for other customers, provided that DPT is required to pay us a specified royalty fee. The Third Amendment prohibits DPT from manufacturing or packaging certain other competitive products.

The Third Amendment also sets forth new manufacturing fees based upon specified annual volume of Testim ordered by us. If we order less than a specified amount of Testim in any calendar year, the parties are required to negotiate to establish new manufacturing fees, with the understanding that DPT will continue to produce Testim for a specified minimum period in order to enable us to identify and utilize another supplier. The Third Amendment permits DPT to implement two price changes subject to certain restrictions.

The foregoing is a summary description of certain terms of the Third Amendment and, by its nature, is incomplete. It is qualified in its entirety by the text of the Third Amendment attached as Exhibit 10 to this Current Report on Form 8-K and the Original Agreement and First Amendment filed as Exhibits 10.5 and 10.6, respectively, to our Registration Statement on Form S-1 (Registration Statement No. 333-114685) and incorporated herein by reference. All readers are encouraged to read the entire text of the Third Amendment attached hereto, the Original Agreement and the First Amendment.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10	Third Amendment to Manufacturing Agreement, dated September 14, 2005, between Auxilium Pharmaceuticals, Inc. and DPT Laboratories, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIUM PHARMACEUTICALS, INC.

Date: September 20, 2005	By:	/s/ JENNIFER EVANS STACEY
Jennifer Evans Stacey
Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10	Third Amendment to Manufacturing Agreement, dated September 14, 2005, between Auxilium Pharmaceuticals, Inc. and DPT Laboratories, Ltd.